UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2015

MeadWestvaco Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-31215	31-1797999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, Virginia 23219-0501

(Address of principal executive offices)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement and Transaction Structure

On January 25, 2015, MeadWestvaco Corporation, a Delaware corporation (MWV), and Rock-Tenn Company, a Georgia corporation (“RockTenn”), entered into a Business Combination Agreement (the “Agreement”), pursuant to which MWV and RockTenn have agreed, subject to the terms and conditions of the Agreement, to effect a strategic combination of their respective businesses by: (i) RockTenn forming a new holding company organized under the laws of Delaware, the name of which shall be mutually agreed upon by RockTenn and MWV (“TopCo”), (ii) RockTenn merging with a newly formed wholly owned direct subsidiary of TopCo, with RockTenn surviving such merger as a direct wholly owned subsidiary of TopCo (the “RockTenn Merger”), and (iii) MWV merging with and into a newly formed wholly owned direct subsidiary of TopCo, with such subsidiary surviving such merger as a direct wholly owned subsidiary of TopCo (the “MWV Merger” and, together with the RockTenn Merger, the “Mergers”).

The board of directors of each of MWV and RockTenn have unanimously approved the Agreement and the transactions contemplated thereby.

Merger Consideration

Subject to the terms and conditions set forth in the Agreement, at the effective time of the Mergers (the “Effective Time”), each share of common stock, par value $0.01 per share, of MWV (the “MWV Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding any shares of MWV that are held in treasury) will be converted into the right to receive 0.78 shares of common stock, par value $0.01 per share, of TopCo (the “TopCo Common Stock”).

Subject to the terms and conditions set forth in the Agreement, at the Effective Time, each share of common stock, par value $0.01, of RockTenn (the “RockTenn Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding (a) any shares of RockTenn Common Stock that are held in treasury and (b) any shares of RockTenn Common Stock held by any RockTenn shareholder who is entitled to exercise, and properly exercises, dissenters’ rights with respect to such shares of RockTenn Common Stock pursuant to the Georgia Business Corporation Code (the “GBCC”)) will be converted into the right to receive, at the election of the shareholder (subject to proration described below): (i) one share of TopCo Common Stock (the “RockTenn Stock Consideration”) or (ii) an amount in cash equal to the volume weighted average price per share of RockTenn Common Stock on the New York Stock Exchange for the consecutive period over the five trading days immediately preceding (but not including) the third trading day prior to the Effective Time (the “RockTenn Cash Consideration”).

The RockTenn shareholders will be permitted to make an election to receive the RockTenn Stock Consideration or the RockTenn Cash Consideration by submitting an election form by the later of (i) the date immediately prior to the RockTenn shareholders meeting and (ii) if on the date immediately prior to the RockTenn shareholders meeting, the closing conditions in the Agreement relating to the receipt of certain regulatory approvals have not been satisfied, three business days prior to the closing date of the Mergers. RockTenn will mail election forms to its shareholders. Any RockTenn shareholder making an election will be required to waive all dissenters’ rights in connection with making such election. Any RockTenn shareholder not making an election will receive RockTenn Cash Consideration, RockTenn Stock Consideration or a combination thereof, subject to proration.

Elections by RockTenn shareholders for RockTenn Cash Consideration and RockTenn Stock Consideration will be subject to proration procedures set forth in the Agreement that will result in approximately 50.1% of the shares of TopCo immediately following the Effective Time being owned by MWV stockholders and approximately 49.9% of such shares being owned by RockTenn shareholders. Based on the number of shares of RockTenn Common Stock and MWV Common Stock outstanding on the date of the announcement of the transaction, approximately 7% of shares of RockTenn Common Stock would receive RockTenn Cash Consideration in lieu of RockTenn Stock Consideration.

The Agreement provides that, at the Effective Time, the MWV stock options and other equity awards and the RockTenn stock options and other equity awards generally will convert upon the Effective Time into stock options and equity awards with respect to TopCo Common Stock, after giving effect to appropriate adjustments to reflect the consummation of the Mergers.

Registration and Listing of TopCo Common Stock

RockTenn and MWV will prepare, and RockTenn will cause TopCo to file with the Securities and Exchange Commission, a registration statement on Form S-4 in connection with the issuance of shares of TopCo Common Stock in the Mergers (the “Form S-4”), which will include as a prospectus a joint proxy statement relating to the MWV stockholders meeting to adopt the Agreement and the RockTenn shareholders meeting to approve the Agreement (the “Joint Proxy Statement”).

After the Effective Time, TopCo Common Stock will be listed on the New York Stock Exchange.

Governance

TopCo will have a Board of Directors consisting initially of fourteen directors, (i) eight of whom will be persons designated by RockTenn from the directors of RockTenn as of the date of the Agreement, one of whom will be Mr. Steven C. Voorhees, and (ii) six of whom will be persons designated by MWV from the directors of MWV as of the date of the Agreement, one of whom will be Mr. John A. Luke, Jr. At the Effective Time, the members of each committee of the TopCo Board of Directors will approximate pro-rata representation between persons on the TopCo Board who were directors of MWV immediately prior to the Effective Time and persons who were directors of RockTenn immediately prior to the Effective Time.

Under the terms of the Agreement, as of the Effective Time, (i) Mr. Voorhees will be appointed as the Chief Executive Officer and President of TopCo and (ii) Mr. Luke will be designated as Non-Executive Chairman of TopCo.

From and after the Effective Time and until the third anniversary thereof, each of the following actions will require the affirmative vote of three-fourths of the full TopCo Board of Directors: (i) the removal or termination of Mr. Voorhees as Chief Executive Officer and President of TopCo, or the failure to re-nominate Mr. Voorhees as a director, and (ii) the removal of Mr. Luke as Non-Executive Chairman of TopCo, or the failure to re-nominate Mr. Luke as a director.

Conditions to the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including (i) the adoption of the Agreement by the affirmative vote of the holders of a majority of all outstanding shares of MWV Common Stock entitled to vote thereon; (ii) the approval of the Agreement by the affirmative vote of the holders of a majority of all outstanding shares of RockTenn Common Stock entitled to vote thereon; (iii) the receipt of certain domestic and foreign governmental approvals; (iv) the receipt of certain tax opinions; (v) the absence of any law or order prohibiting the Mergers; (vi) the effectiveness of the Form S-4; and (vii) the absence of a material adverse effect on RockTenn or MWV.

Certain Other Terms of the Agreement

The Agreement contains mutual customary representations and warranties made by each of RockTenn and MWV, and also contains mutual customary pre-closing covenants, including covenants, among others, (i) to operate its businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without the other party’s consent, (ii) not to solicit, initiate, knowingly encourage or take any other action designed to facilitate, and, subject to certain exceptions, not to participate in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction or to withdraw the support of its Board of Directors for the Mergers, and (iii) to use their respective reasonable best efforts to obtain governmental, regulatory and third party approvals. In addition, the Agreement contains covenants that require each of RockTenn and MWV to call and hold a special shareholder meeting and, subject to certain exceptions, require each of the Board of Directors of RockTenn and MWV to recommend to its shareholders to approve the Mergers and the Agreement.

The Agreement contains certain termination rights for each of MWV and RockTenn, including in the event that (i) the Mergers are not consummated on or before January 25, 2016, (ii) the approval of the stockholders of MWV or the shareholders of RockTenn is not obtained at a shareholder meeting or (iii) either MWV or RockTenn terminates the Agreement to enter into a binding agreement providing for a superior alternative transaction. The Agreement further provides that, upon termination of the Agreement under specified circumstances, including a change in the recommendation of the Board of Directors of MWV or RockTenn or a termination of the Agreement by MWV or RockTenn to enter into a binding agreement providing for a superior alternative transaction, MWV or RockTenn, as the case may be, will pay to the other party a termination fee equal to $230 million in cash.

The foregoing description of the Agreement is qualified in its entirety to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about MWV or RockTenn. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in confidential disclosure letters provided by each of MWV and RockTenn in connection with the signing of the Agreement. These confidential disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between MWV and RockTenn rather than establishing matters as facts. Accordingly, the representations and warranties in the Agreement should not be relied upon as characterizations of the actual state of facts about MWV or RockTenn.

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. RockTenn and MWV caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements regarding the anticipated closing date of the transaction, the ability to obtain regulatory and shareholder approvals and satisfy the other conditions to the closing of the transaction, the successful closing of the transaction and the integration of RockTenn and MWV as well as opportunities for operational improvement including but not limited to cost reduction and capital investment, the strategic opportunity and perceived value to RockTenn’s and MWV’s respective shareholders of the transaction, the transaction’s impact on, among other things, the combined company’s prospective business mix, margins, transitional costs and integration to achieve the synergies and the timing of such costs and synergies and earnings. With respect to these statements, RockTenn and MWV have made assumptions regarding, among other things, whether and when the proposed transaction will be approved; whether and when the proposed transaction will close; the results and impacts of the proposed transaction; whether and when the spin-off of MWV Specialty Chemicals will occur; economic, competitive and market conditions generally; volumes and price levels of purchases by customers; competitive conditions in RockTenn and MWV’s businesses and possible adverse actions of their respective customers, competitors and suppliers. Further, RockTenn and MWV’s businesses are subject to a number of general risks that would affect any such forward-looking statements including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management’s assumptions are more particularly described in RockTenn’s and MWV’s filings with the Securities and Exchange Commission, including under the caption “Business – Forward-Looking Information” and “Risk Factors” in RockTenn’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and “Management’s discussion and analysis of financial condition and results of operations – Forward-looking Statements” and “Risk factors” in MWV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The information contained herein speaks as of the date hereof and neither RockTenn nor MWV have or undertake any obligation to update or revise their forward-looking statements, whether as a result of new information, future events or otherwise.

NO OFFER OR SOLICITATION

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The proposed transaction involving MWV and RockTenn will be submitted to the respective shareholders of MWV and RockTenn for their consideration. In connection with the proposed transaction, MWV and RockTenn will cause the newly formed company to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares to be issued in the proposed transaction and a preliminary and definitive joint proxy statement for the shareholders of MWV and RockTenn (the “Joint Proxy Statement”) and each of MWV and RockTenn will mail the Joint Proxy Statement to their respective shareholders and file other documents regarding the proposed transaction with the SEC. The definitive Registration Statement and the Joint Proxy Statement will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by MWV or RockTenn with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement from RockTenn by going to its investor relations page on its corporate website at http://ir.rocktenn.com and from MWV on its corporate website at www.mwv.com.

PARTICIPANTS IN THE SOLICITATION

MWV, RockTenn, their respective directors and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about RockTenn’s directors and executive officers is set forth in its definitive proxy statement for its 2015 Annual Meeting of Shareholders, which was filed with the SEC on December 19, 2014, and information about MWV’s directors and executive officers is set forth in its definitive proxy statement for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2014. These documents are available free of charge from the sources indicated above, from RockTenn by going to its investor relations page on its corporate website at http://ir.rocktenn.com and from MWV on its website at www.mwv.com.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Business Combination Agreement, dated as of January 25, 2015, by and between MeadWestvaco Corporation and Rock-Tenn Company.†

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MWV hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2015

MEADWESTVACO CORPORATION

By:	/s/ John J. Carrara
Name:	John J. Carrara
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Business Combination Agreement, dated as of January 25, 2015, by and between MeadWestvaco Corporation and Rock-Tenn Company.†

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. MWV hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.